DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill All Cap Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Research Opportunities Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Global Fund
Diamond Hill Short Duration Total Return Fund
Diamond Hill Core Bond Fund
Diamond Hill Corporate Credit Fund
Diamond Hill High Yield Fund

Supplement dated May 17, 2019
to the Statement of Additional Information dated February 28, 2019, as amended

Diamond Hill All Cap Select Fund

At a special meeting of shareholders of the Diamond Hill Funds (the "Trust"), held on May 17, 2019 (the "Special Meeting"), the shareholders of the Diamond Hill All Cap Select Fund ("All Cap Select Fund") voted to eliminate the All Cap Select Fund's fundamental investment restriction regarding diversification of investments, so that the All Cap Select Fund may operate as a "non-diversified" investment company.

Effective immediately, the Statement of Additional Information, page 3, the last sentence of the first paragraph of DESCRIPTION OF THE TRUST is deleted in its entirety and replaced with the following:

Each of the Funds is diversified, as defined in the 1940 Act, with the exception of the Diamond Hill All Cap Select Fund.

All Funds

At the Special Meeting, shareholders of Diamond Hill Funds approved changes to the Trust's fundamental investment restrictions with respect to borrowing and lending, permitting each series of the Trust to directly lend to and borrow money from each other for temporary purposes, provided the loans are made in accordance with the terms and conditions set forth in an Exemptive Order from the Securities and Exchange Commission.

Effective immediately, the Statement of Additional Information, page 44, INVESTMENT LIMITATIONS, items 1. Borrowing Money and 6. Loans are deleted in their entirety and replaced with the following:
1. Borrowing Money. A Fund will not borrow money, except (a) from a bank or from another Fund of the Trust, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowing and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

6. Loans. A Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

All Funds

At the Special Meeting, shareholders of the Diamond Hill Funds approved the election of the Board of Trustees of the Trust. The following changes will be effective on or about May 23, 2019:

On Page 59, the following information is added to the table entitled "Trustees" under the heading “Trustees and Officers”:

Name and Age	Position Held	Year First Elected a Trustee and/or Officer of the Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
John T. Kelly-Jones Year of Birth: 1960	Trustee	2019	Retired: December 2017 to present; Partner, COO and CCO, Independent Franchise Partners, LLP June 2009 to November 2017	13	None
Nancy M. Morris Year of Birth: 1952	Trustee	2019	Retired: August 2018 to present; Chief Compliance Officer, Wellington Management Company LLP April 2012 to July 2018	13	Water Island Capital Funds, December 2018 to present

On Page 61 the heading “Fund Shares Owned By Trustees as of December 31, 2018” and table are deleted in the entirety and replaced with the following:

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2018 1,2

Name of Trustee	Dollar Range of Equity Securities in the Trust.[1,2]								Aggregate Dollar Range of Shares Owned in All Funds Within the Trust Overseen by Trustee
	Diamond Hill Small Cap Fund	Diamond Hill Small-Mid Cap Fund	Diamond Hill Large Cap Fund	Diamond Hill All Cap Select Fund	Diamond Hill Long- Short Fund	Diamond Hill Research Opportunities Fund	Diamond Hill Financial Long-Short Fund	Diamond Hill Corporate Credit Fund
Tamara L. Fagely	None	None	None	Over $100,000	None	Over $100,000	None	None	Over $100,000
John T. Kelly-Jones	None	None	None	None	None	None	None	None	None
Elizabeth P. Kessler	Over $100,000	None	None	None	Over $100,000	None	None	None	Over $100,000
D’Ray Moore Rice	None	Over $100,000	None	None	Over $100,000	None	None	Over $100,000	Over $100,000
Nancy M. Morris	None	None	None	None	None	None	None	None	None
Peter E. Sundman	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	None	$10,000-$50,000	$50,001-$100,000	Over $100,000
1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.
2 None of the Trustees owned shares of the Mid Cap Fund, Global Fund, Short Duration Total Return Fund, Core Bond Fund or High Yield Fund.

On Page 61, the following is added to “Compensation Table”:

Trustee	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee
John T. Kelly-Jones	None	None	None	None
Nancy M. Morris	None	None	None	None

On Page 63, the following is added under the heading “Trustee Attributes”:

Mr. Kelly-Jones has more than 20 years’ experience in the investment management industry. Mr. Kelly-Jones was a founding partner, Chief Operations Officer and Chief Compliance Officer of Independent Franchise Partners, LLP (“IFP”), a registered investment adviser, overseeing all operational functions and establishing four funds of different structures. Mr. Kelly-Jones also previously served on the board of one of IFP’s Irish variable capital funds and of one U.S. private investment fund. In addition, he served in various roles and capacities at Morgan Stanley Asset Management, London from September 2002 through June 2009. His experience included working with mutual fund firms and investment advisers. Mr. Kelly-Jones exhibits excellent communication skills, as well as an ability to work effectively with others. Finally, Mr. Kelly-Jones brings a diversity of viewpoint, background and experience to the Board.
Ms. Morris has more than 30 years’ experience and leadership within the investment management industry, most recently as Chief Compliance Officer of Wellington Management Company LLP. During the course of her career, Ms. Morris served as Secretary of the Securities and Exchange Commission and as Deputy Chief Counsel in the Division of Investment Management. Her experience includes addressing investment company regulatory and compliance matters affecting mutual fund firms and investment advisers. Ms. Morris currently serves on the board of another registered investment company. Ms. Morris exhibits excellent communication skills, possesses the ability to work collaboratively, and provides diversity of viewpoint and background.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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